UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: January 22, 2026

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9015 Town Center Parkway Suite 143 Lakewood Ranch	34202
(Address of principal executive offices)	(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OGEN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously disclosed, on October 11, 2024, Oragenics, Inc. (the “Company”) entered into an At-the-Market Sales Agreement (the “Sales Agreement”) with Dawson James Securities Inc. (“Dawson James” or the “Sales Agent”) pursuant to which the Company may issue and sell, from time to time, shares of its common stock (the “Shares”), depending on market demand, with the Sales Agent acting as the sales agent or principal (the “Offering”). Sales of the Shares may be made by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) of the Securities Act of 1933, as amended (the “Securities Act”), including, without limitation, sales made directly on or through the NYSE American.

On January 22, 2026, the Company and Sales Agent entered into an amendment to the Sales Agreement (the “Amendment”), to extend the term of the Sales Agreement to expire at the earlier of (i) the issuance and sale of all of the Shares to or through the Sales Agent and (ii) the later of (X) the expiration of the Company’s Shelf Registration Statement on Form S-3 to be filed pursuant to Rule 415(a)(5) under the Securities Act and (Y) the expiration of any replacement registration statement filed with the Securities and Exchange Commission pursuant to Rule 415(a)(6) under the Securities Act. The remaining terms, conditions and covenants of the Sales Agreement remain in full force and effect and unaffected by the Amendment.

The foregoing description of the Sales Agreement and Amendment does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement and Amendment, which is filed as Exhibit 1.1 and Exhibit 1.2, respectively to this report and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
1.1	Sales Agreement, dated October 11, 2024, between Oragenics, Inc. and Dawson James Securities, Inc. (incorporated by reference as Exhibit 1.1 to Form 8-K filed on October 11, 2024)
1.2*	Amendment to Sales Agreement, dated January 22, 2026, between Oragenics, Inc. and Dawson James Securities, Inc.
104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

* Filed herewith.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 22nd day of January 2026.

ORAGENICS, INC. (Registrant)

BY:	/s/ Janet Huffman
Janet Huffman Chief Executive Officer